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                                                                  Exhibit 23.1

                                 CONSENT OF INDEPENDENT AUDITORS



To Board of Directors
Carlisle Companies Incorporated:



We consent to the use of our reports incorporated herein by reference.





                                         /s/   KPMG Peat Marwick LLP



Syracuse, New York
November 28, 1994


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